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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2007

JUNIPER PARTNERS ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51240	20-2278320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

56 West 45th Street, Suite 805, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 398-3112

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On January 18, 2007, Juniper Partners Acquisition Corp. (“Juniper”) announced that its special meeting of stockholders originally scheduled for January 18, 2007 at 10:00 a.m. eastern time, will be adjourned prior to the special meeting being convened, until 1:00 p.m. on Friday, January 19, 2007. The meeting is taking place at its original location, at the offices of Graubard Miller, Juniper’s counsel, at The Chrysler Building, 405 Lexington Avenue, 19th Floor, New York, New York 10174. A copy of the press release for such announcement is attached to this Report as Exhibit 99.1

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:
Exhibit	Description
99.1	Press release of Juniper Partners Acquisition Corp. dated January 18, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 18, 2007
JUNIPER PARTNERS ACQUISITION CORP.
By:	/s/ Stuart B. Rekant
Name: Stuart B. Rekant
Title: Chairman and Chief Executive Officer